EQUITY	6 Months Ended
Jun. 30, 2022
Equity [Abstract]
EQUITY

NOTE 12 – EQUITY

On March 3, 2022, certain of the Company’s executive officers exercised vested options to purchase restricted Ordinary Shares on a “net share settlement” basis. 199,259 shares were issued upon exercise.

Optionee	Vested Options Exercised	Option Exercise Price	Closing Price on March 3, 2022	Net Shares Issued Upon Exercise
Wirawan Jusuf	100,000	$11.00	$20.20	45,545
James J, Huang	100,000	$11.00	$20.20	45,545
Mirza Said	100,000	$11.00	$20.20	45,545
Chia Hsin “Charlie” Wu	100,000	$11.00	$20.20	45,545
Frank Ingriselli	37,500	$11.00	$20.20	17,079
Total	437,500			199,259

On January 1, 2022, the Company issued 60,000 of the Company’s restricted Ordinary Shares to Frank Ingriselli, the Company’s President, pursuant to his employment agreement with the Company, with 30,000 shares vesting on July 1, 2022 and 30,000 shares vesting on January 1, 2023. Such Ordinary Shares were valued at $2.85 per share, which was based on the closing price of the shares traded on the NYSE American exchange on January 3, 2022 and $128,079 in total was charged to general and administrative expenses for the six months ended Jun 30, 2022.

On April 28, 2022, the Company issued 2,105 Ordinary Shares to Srax, Inc. as a compensation for the advisory services provided in connection with the Company’s investor relations efforts. Such Ordinary Shares were valued at $19.00 per share, which was based on the closing price of the shares traded on the NYSE American exchange on April 28, 2022.

During the six month period ended June 30, 2022, L1 Capital elected to convert an aggregate of $9,600,000 principal amount of the Notes into Ordinary Shares at $6.00 per share. Subsequent to June 30, 2022, an additional $300,000 of principal amount of the Notes were converted into Ordinary Shares at $6.00 per share at L1 Capital’s election (see note 15).

On June 16, 2022, L1 Capital exercised 50,000 Warrants to purchase a like number of Ordinary Shares at $6.00 per share.